Exhibit 99.1

Monthly Operating Report
CASH BASIS
CASE NAME:	Tuesday Morning Corporation, et al.

CASE NUMBER:	20-31476 (Jointly Administered)

JUDGE:	Harlin DeWayne Hale

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

	MONTH ENDING:	December	2020	Note 1
		MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER
PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT
(CASH BASIS-1 THROUGH CASH BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND,
TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE.
DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL
INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

STACIE SHIRLEY	EVP, Chief Financial Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

STACIE SHIRLEY	January 20, 2021
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

JASON MUSKOVICH	Director - AlixPartners, LLP
ORIGINAL SIGNATURE OF PREPARER	TITLE

JASON MUSKOVICH	January 20, 2021
PRINTED NAME OF PREPARER	DATE

On December 23, 2020, the Court entered an order [Docket No. 1913] confirming the Debtors’ Second Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code [Docket No. 1633].
The Effective Date of the Plan occurred on December 31, 2020 [Docket No. 1934].

Note 1: This report covers the period from December 1 through December 31, 2020 unless otherwise noted.

In re: Tuesday Morning Corporation, et al.	Case No. (Jointly Administered)	20-31476 (HDH)
	Reporting Period:	December 1 to 31, 2020
	Federal Tax I.D. #	75-2398532

Notes to the Monthly Operating Report

This Monthly Operating Report ("MOR") is unaudited and has been prepared solely for the purpose of complying with the obligations of the above-captioned debtors and debtors in possession (the “Debtors”) to provide monthly operating reports during these Chapter 11 Cases.  The Debtors have prepared this monthly operating report using the best information presently available to them, which has been collected, maintained, and prepared in accordance with their historical accounting practices.  This monthly operating report is, thus, true and accurate to the best of the Debtors’ knowledge, information, and belief based on currently available data.

This MOR includes activity from the following Debtors and related Case Numbers:

Debtor	Case Number
Tuesday Morning Corporation (LEAD)	20-31476
TMI Holdings, Inc.	20-31477
Tuesday Morning, Inc.	20-31478
Friday Morning, LLC	20-31479
Days of the Week, Inc.	20-31480
Nights of the Week, Inc.	20-31481
Tuesday Morning Partners, Ltd.	20-31482

Background:  On May 27, 2020 (the “Petition Date”), each of the Debtors filed with the Court their respective voluntary petitions for relief under chapter 11 of Title 11 of the Bankruptcy Code, commencing the above-captioned chapter 11 cases. The Debtors continue to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. On May 28, 2020, the Court entered an order authorizing the joint administration of these chapter 11 cases [Dkt. 66].

Plan Confirmation and Effective Date:  On December 23, 2020, the Court entered an order [Docket No. 1913] confirming the Debtors’ Second Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code [Docket No. 1633].  The Effective Date of the Plan occurred on December 31, 2020 [Docket No. 1934].

Notes:

The Debtors prepared this MOR relying primarily upon the information set forth in their books and records. Consequently, certain transactions that are not identified in the normal course of business in the Debtors’ books and records may not be included in this MOR.  Nevertheless, in preparing this MOR, the Debtors made best efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been included therein.

Except as relates to Cash Receipts and Disbursements information presented on Page 1 and Page 1A of the attached MOR, information herein has been prepared on a consolidated basis for the Debtors.

The financial information contained herein is unaudited, limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements for Chapter 11 debtors as required by the United States Bankruptcy Court for the Northern District of Texas (the “Bankruptcy Court”). The financial information is in a format intended to meet the requirements of the Bankruptcy Court and the Office of the United States Trustee for the Northern District of Texas, Dallas Division (the “U.S. Trustee”).

As discussed below, this MOR is not prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This MOR does not include all of the information and footnotes required by GAAP.

The results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position and cash flows of the Debtors in the future.

No assurance can be given as to the value, if any, that may be ascribed to the Debtors’ various pre- petition liabilities and other securities. Accordingly, the Debtors urge that caution be exercised with respect to existing and future investments in any of these securities or claims against the Debtors.

Reservation of Rights:  Given the complexity of the Debtors’ financial affairs, inadvertent errors, omissions or over-inclusions may have occurred.  Accordingly, the Debtors hereby reserve all of their rights to dispute the validity, status, enforceability, or nature of any claim amount, representation, or other statement in this MOR and reserve the right to amend or supplement this MOR, if necessary.

Additional Information: For more information related to these Chapter 11 Cases, court filings and claims information please refer to the Restructuring website at https://dm.epiq11.com/case/tuesdaymorning/info.

Monthly Operating Report

CASH BASIS-1

CASE NAME:	Tuesday Morning Corporation, et al.

CASE NUMBER:	20-31476 (Jointly Administered)

CASH RECEIPTS AND	OCT	NOV	DEC
DISBURSEMENTS	1 to 31	1 to 30	1 to 31	TOTAL
1. CASH - BEGINNING OF MONTH	$48,904,040	$24,546,517	$21,799,957	$48,904,040
RECEIPTS
2. CASH SALES [1]	$47,768,218	$64,477,256	$84,141,983	$196,387,457
3. ACCOUNTS RECEIVABLE COLLECTIONS	-	-	-	-
4. LOANS AND ADVANCES [2]	87,300,000	73,500,000	93,500,000	254,300,000
5. SALE OF ASSETS	-	374,580	-	374,580
6. LEASE & RENTAL INCOME	-	-	-	-
7. WAGES	-	-	-	-
8. OTHER (SEE MONTHLY DETAIL)	17,967,973	4,681,049	10,149,424	32,798,445
9. TOTAL RECEIPTS	$153,036,191	$143,032,885	$187,791,407	$483,860,482
DISBURSEMENTS
10. NET PAYROLL	$10,682,262	$13,594,480	$12,435,316	$36,712,058
11. PAYROLL TAXES PAID [3]	-	-	-	-
12. SALES,USE & OTHER TAXES PAID	4,058,833	4,314,544	5,811,782	14,185,159
13. INVENTORY PURCHASES	37,041,327	33,917,984	31,363,127	102,322,438
14. MORTAGE PAYMENTS	-	-	-	-
15. OTHER SECURED NOTE PAYMENTS [2]	87,409,345	73,540,154	93,538,885	254,488,384
16. RENTAL & LEASE PAYMENTS [4]	9,837,059	5,762,317	8,794,822	24,394,198
17. UTILITIES	1,295,911	1,126,853	1,287,630	3,710,395
18. INSURANCE	263,066	181,326	524,987	969,379
19. VEHICLE EXPENSES [5]	5,973,169	7,036,247	7,516,871	20,526,287
20. TRAVEL	24,224	41,788	76,112	142,124
21. ENTERTAINMENT	-	-	-	-
22. REPAIRS & MAINTENANCE	1,158,615	1,008,629	2,140,551	4,307,794
23. SUPPLIES	737,769	790,189	980,988	2,508,947
24. ADVERTISING	512,060	766,086	1,064,900	2,343,046
25. HOUSEHOLD EXPENSES	-	-	-	-
26. CHARITABLE CONTRIBUTIONS	-	-	-	-
27. GIFTS	-	-	-	-
28. OTHER (ORDINARY COURSE PROFESSIONALS)	497,528	438,342	617,055	1,552,926
29. TOTAL ORDINARY DISBURSEMENTS	$159,491,170	$142,518,938	$166,153,027	$468,163,135
REORGANIZATION EXPENSES
30. PROFESSIONAL FEES	$2,476,452	$3,260,506	$5,631,178	$11,368,137
31. U.S. TRUSTEE FEES	501,625	-	-	501,625.0
32. OTHER (SEE MONTHLY DETAIL)	14,924,467	-	14,397,270	29,321,737
33. TOTAL REORGANIZATION EXPENSES [6]	$17,902,544	$3,260,506	$20,028,448	$41,191,499
34. TOTAL DISBURSEMENTS	$177,393,714	$145,779,445	$186,181,475	$509,354,633
35. NET CASH FLOW	$(24,357,523)	$(2,746,560)	$1,609,932	$(25,494,151)
36. CASH - END OF MONTH	$24,546,517	$21,799,957	$23,409,889	$23,409,889

NOTES:

1 Includes all cash and credit card in-store sales.

2 Includes all borrowings or repayments against Pre-Petition ABL and Post-Petition DIP.  In accordance with conditions required for Plan Confirmation, the Debtors repaid the outstanding balance of $100,000 on their Pre-Petition ABL on December 31, 2020.

3 Included in Net Payroll disbursements item #10

4  December disbursements include cure payments related to the assumption of Real Property leases for on-going locations.

5 Represents freight disbursements

6 December amount includes payments to restructuring professionals, payment of exit financing and closing fees and funding of unpaid pre-petition professional fee escrow as required as a condition of emergence under the Plan.

Monthly Operating Report
CASE NAME:	Tuesday Morning Corporation, et al.	CASH BASIS-1
CALCULATION OF QUARTERLY UST FEES
CASE NUMBER:	20-31476 (Jointly Administered)

			TMI				TMP
34. TOTAL DISBURSEMENTS	Tuesday Morning Corporation	TMI Holdings, Inc.	Tuesday Morning, Inc.	Friday Morning, LLC	Days of the Week, Inc.	Nights of the Week, Inc.	Tuesday Morning Partners, Ltd.	TOTAL
CYQ4/M1 - OCT 1 - 31, 2020	$-	$-	$120,938,772	$-	$-	$-	$56,454,942	$177,393,714
CYQ4/M2 - NOV 1 - 30, 2020	-	-	106,814,083	-	-	-	38,965,362	145,779,445
CYQ4/M3 - DEC 1 - 31, 2020	-	-	149,035,493	-	-	-	37,145,982	186,181,475

TOTAL DISBURSEMENTS - CALENDAR Q4 2020	$-	$-	$376,788,347	$-	$-	$-	$132,566,286	$509,354,633

QUARTERLY FEES DUE	$325.00	$325.00	$250,000.00	$325.00	$325.00	$325.00	$250,000.00	$501,625.00

Quarterly Disbursement Minimum	Quarterly Disbursement Maximum	Applicable Quarterly Fee
$-	$-	$325.00
$0.01	$14,999.99	$325.00
$15,000.00	$74,999.99	$650.00
$75,000.00	$149,999.99	$975.00
$150,000.00	$224,999.99	$1,625.00
$225,000.00	$299,999.99	$1,950.00
$300,000.00	$999,999.99	$4,875.00
$1,000,000.00	$24,999,999.99	1%
$25,000,000.00		$250,000.00

Monthly Operating Report
CASE NAME:	Tuesday Morning Corporation, et al.	CASH BASIS-1
CONSOLIDATING DISBURSEMENTS BY LEGAL ENTITY - OCT 1 TO 31, 2020
CASE NUMBER:	20-31476 (Jointly Administered)

	OCTOBER 1 TO 31, 2020 BY LEGAL ENTITY
			TMI				TMP
CASH RECEIPTS AND DISBURSEMENTS	Tuesday Morning Corporation	TMI Holdings, Inc.	Tuesday Morning, Inc.	Friday Morning, LLC	Days of the Week, Inc.	Nights of the Week, Inc.	Tuesday Morning Partners, Ltd.	OCT 1 - 31 TOTAL
1. CASH - BEGINNING OF MONTH	$-	$-	$48,904,040	$-	$-	$-	$-	$48,904,040
RECEIPTS
2. CASH SALES [1]	$-	$-	$47,768,218	$-	$-	$-	$-	$47,768,218
3. ACCOUNTS RECEIVABLE COLLECTIONS	-	-	-	-	-	-	-	-
4. LOANS AND ADVANCES [2]	-	-	87,300,000	-	-	-	-	87,300,000
5. SALE OF ASSETS	-	-	-	-	-	-	-	-
6. LEASE & RENTAL INCOME	-	-	-	-	-	-	-	-
7. WAGES	-	-	-	-	-	-	-	-
8. OTHER (SEE BELOW)	$-	$-	$3,467,973	$-	$-	$-	$14,500,000	$17,967,973
8a. SALES TAXES COLLECTED	-	-	3,467,973	-	-	-	-	3,467,973
8b. GOB SALES PROCEEDS	-	-	-	-	-	-	-	-
8c. POR EARNEST MONEY DEPOSITS	-	-	-	-	-	-	14,500,000	14,500,000
8d. EXCESS EXIT FINANCING PROCEEDS	-	-	-	-	-	-	-	-
9. TOTAL RECEIPTS	$-	$-	$138,536,191	$-	$-	$-	$14,500,000	$153,036,191
DISBURSEMENTS
10. NET PAYROLL	$-	$-	$8,047,443	$-	$-	$-	$2,634,819	$10,682,262
11. PAYROLL TAXES PAID [3]	-	-	-	-	-	-	-	-
12. SALES,USE & OTHER TAXES PAID	-	-	4,058,833	-	-	-	-	4,058,833
13. INVENTORY PURCHASES	-	-	-	-	-	-	37,041,327	37,041,327
14. MORTAGE PAYMENTS	-	-	-	-	-	-	-	-
15. OTHER SECURED NOTE PAYMENTS [2]	-	-	87,409,345	-	-	-	-	87,409,345
16. RENTAL & LEASE PAYMENTS	-	-	9,516,293	-	-	-	320,765	9,837,059
17. UTILITIES	-	-	1,268,045	-	-	-	27,866	1,295,911
18. INSURANCE	-	-	263,066	-	-	-	-	263,066
19. VEHICLE EXPENSES [4]	-	-	4,920,061	-	-	-	1,053,108	5,973,169
20. TRAVEL	-	-	24,224	-	-	-	-	24,224
21. ENTERTAINMENT	-	-	-	-	-	-	-	-
22. REPAIRS & MAINTENANCE	-	-	1,156,374	-	-	-	2,241	1,158,615
23. SUPPLIES	-	-	287,420	-	-	-	450,349	737,769
24. ADVERTISING	-	-	512,060	-	-	-	-	512,060
25. HOUSEHOLD EXPENSES	-	-	-	-	-	-	-	-
26. CHARITABLE CONTRIBUTIONS	-	-	-	-	-	-	-	-
27. GIFTS	-	-	-	-	-	-	-	-
28. OTHER (ORDINARY COURSE PROFESSIONALS)	-	-	497,528	-	-	-	-	497,528
29. TOTAL ORDINARY DISBURSEMENTS	$-	$-	$117,960,695	$-	$-	$-	$41,530,475	$159,491,170
REORGANIZATION EXPENSES
30. PROFESSIONAL FEES	$-	$-	$2,476,452	$-	$-	$-	$-	$2,476,452
31. U.S. TRUSTEE FEES	-	-	501,625	-	-	-	-	501,625
32. OTHER (SEE BELOW)	$-	$-	$-	$-	$-	$-	$14,924,467	$14,924,467
32a. PRE-PETITION TRADE ORDER PAYMENTS	-	-	-	-	-	-	-	-
32b. UTILITIES ESCROW DEPOSITS	-	-	-	-	-	-	-	-
32c. POR EARNEST DEPOSITS RELEASED	-	-	-	-	-	-	14,500,000	14,500,000
32d. AUTHORIZED KERP PAYMENTS	-	-	-	-	-	-	424,467	424,467
32e. OTHER EMERGENCE ITEMS	-	-	-	-	-	-	-	-
32f. RESTRUCTURING PROFESSIONAL ESCROW	-	-	-	-	-	-	-	-
33. TOTAL REORGANIZATION EXPENSES	$-	$-	$2,978,077	$-	$-	$-	$14,924,467	$17,902,544
34. TOTAL DISBURSEMENTS	$-	$-	$120,938,772	$-	$-	$-	$56,454,942	$177,393,714
35. NET CASH FLOW	$-	$-	$17,597,419	$-	$-	$-	$(41,954,942)	$(24,357,523)
36. CASH - END OF MONTH	$-	$-	$66,501,459	$-	$-	$-	$(41,954,942)	$24,546,517

NOTES:

[1] Includes all cash and credit card in-store sales.

[2] Includes all borrowings or repayments against Pre-Petition ABL and Post-Petition DIP. In accordance with conditions required for Plan Confirmation, the Debtors repaid the outstanding balance of $100,000 on their Pre-Petition ABL on December 31, 2020.

[3] Included in Net Payroll disbursements item #10

[4] Represents freight disbursements

Monthly Operating Report
CASE NAME:	Tuesday Morning Corporation, et al.	CASH BASIS-1
CONSOLIDATING DISBURSEMENTS BY LEGAL ENTITY - NOV 1 TO 30, 2020
CASE NUMBER:	20-31476 (Jointly Administered)

	NOVEMBER 1 - 30, 2020 BY LEGAL ENTITY
			TMI				TMP
CASH RECEIPTS AND DISBURSEMENTS	Tuesday Morning Corporation	TMI Holdings, Inc.	Tuesday Morning, Inc.	Friday Morning, LLC	Days of the Week, Inc.	Nights of the Week, Inc.	Tuesday Morning Partners, Ltd.	NOV 1 - 30 TOTAL
1. CASH - BEGINNING OF MONTH	$-	$-	$24,546,517	$-	$-	$-	$-	$24,546,517
RECEIPTS
2. CASH SALES [1]	$-	$-	$64,477,256	$-	$-	$-	$-	$64,477,256
3. ACCOUNTS RECEIVABLE COLLECTIONS	-	-	-	-	-	-	-	-
4. LOANS AND ADVANCES [2]	-	-	73,500,000	-	-	-	-	73,500,000
5. SALE OF ASSETS [3]	-	-	374,580	-	-	-	-	374,580
6. LEASE & RENTAL INCOME	-	-	-	-	-	-	-	-
7. WAGES	-	-	-	-	-	-	-	-
8. OTHER (SEE BELOW)	$-	$-	$4,681,049	$-	$-	$-	$-	$4,681,049
8a. SALES TAXES COLLECTED	-	-	4,681,049	-	-	-	-	4,681,049
8b. GOB SALES PROCEEDS	-	-	-	-	-	-	-	-
8c. POR EARNEST MONEY DEPOSITS	-	-	-	-	-	-	-	-
8d. EXCESS EXIT FINANCING PROCEEDS	-	-	-	-	-	-	-	-
9. TOTAL RECEIPTS	$-	$-	$143,032,885	$-	$-	$-	$-	$143,032,885
DISBURSEMENTS
10. NET PAYROLL	$-	$-	$9,722,209	$-	$-	$-	$3,872,270	$13,594,480
11. PAYROLL TAXES PAID [4]	-	-	-	-	-	-	-	-
12. SALES,USE & OTHER TAXES PAID	-	-	4,314,544	-	-	-	-	4,314,544
13. INVENTORY PURCHASES	-	-	1,000,948	-	-	-	32,917,036	33,917,984
14. MORTAGE PAYMENTS	-	-	-	-	-	-	-	-
15. OTHER SECURED NOTE PAYMENTS [2]	-	-	73,540,154	-	-	-	-	73,540,154
16. RENTAL & LEASE PAYMENTS	-	-	5,736,292	-	-	-	26,025	5,762,317
17. UTILITIES	-	-	1,126,294	-	-	-	560	1,126,853
18. INSURANCE	-	-	181,326	-	-	-	-	181,326
19. VEHICLE EXPENSES [5]	-	-	5,478,625	-	-	-	1,557,621	7,036,247
20. TRAVEL	-	-	41,788	-	-	-	-	41,788
21. ENTERTAINMENT	-	-	-	-	-	-	-	-
22. REPAIRS & MAINTENANCE	-	-	948,949	-	-	-	59,680	1,008,629
23. SUPPLIES	-	-	258,019	-	-	-	532,170	790,189
24. ADVERTISING	-	-	766,086	-	-	-	-	766,086
25. HOUSEHOLD EXPENSES	-	-	-	-	-	-	-	-
26. CHARITABLE CONTRIBUTIONS	-	-	-	-	-	-	-	-
27. GIFTS	-	-	-	-	-	-	-	-
28. OTHER (ORDINARY COURSE PROFESSIONALS)	-	-	438,342	-	-	-	-	438,342
29. TOTAL ORDINARY DISBURSEMENTS	$-	$-	$103,553,576	$-	$-	$-	$38,965,362	$142,518,938
REORGANIZATION EXPENSES
30. PROFESSIONAL FEES	$-	$-	$3,260,506	$-	$-	$-	$-	$3,260,506
31. U.S. TRUSTEE FEES	-	-	-	-	-	-	-	-
32. OTHER (SEE BELOW)	$-	$-	$-	$-	$-	$-	$-	$-
32a. PRE-PETITION TRADE ORDER PAYMENTS	-	-	-	-	-	-	-	-
32b. UTILITIES ESCROW DEPOSITS	-	-	-	-	-	-	-	-
32c. POR EARNEST DEPOSITS RELEASED	-	-	-	-	-	-	-	-
32d. AUTHORIZED KERP PAYMENTS	-	-	-	-	-	-	-	-
32e. OTHER EMERGENCE ITEMS	-	-	-	-	-	-	-	-
32f. RESTRUCTURING PROFESSIONAL ESCROW	-	-	-	-	-	-	-	-
33. TOTAL REORGANIZATION EXPENSES	$-	$-	$3,260,506	$-	$-	$-	$-	$3,260,506
34. TOTAL DISBURSEMENTS	$-	$-	$106,814,083	$-	$-	$-	$38,965,362	$145,779,445
35. NET CASH FLOW	$-	$-	$36,218,802	$-	$-	$-	$(38,965,362)	$(2,746,560)
36. CASH - END OF MONTH	$-	$-	$60,765,319	$-	$-	$-	$(38,965,362)	$21,799,957

NOTES:

[1] Includes all cash and credit card in-store sales.

[2] Includes all borrowings or repayments against Pre-Petition ABL and Post-Petition DIP. In accordance with conditions required for Plan Confirmation, the Debtors repaid the outstanding balance of $100,000 on their Pre-Petition ABL on December 31, 2020.

[3] Represents receipt of final payment from sale of certain fixed assets in Phoenix distribution center approved in August 2020. Refer to Final Order on dkt 740 for details.

[4] Included in Net Payroll disbursements item #10

[5] Represents freight disbursements

Monthly Operating Report
CASE NAME:	Tuesday Morning Corporation, et al.	CASH BASIS-1
CONSOLIDATING DISBURSEMENTS BY LEGAL ENTITY - DEC 1 TO 31, 2020
CASE NUMBER:	20-31476 (Jointly Administered)

	DECEMBER 1 - 31, 2020 BY LEGAL ENTITY
			TMI				TMP
CASH RECEIPTS AND DISBURSEMENTS	Tuesday Morning Corporation	TMI Holdings, Inc.	Tuesday Morning, Inc.	Friday Morning, LLC	Days of the Week, Inc.	Nights of the Week, Inc.	Tuesday Morning Partners, Ltd.	DEC 1 - 31 TOTAL
1. CASH - BEGINNING OF MONTH	$-	$-	$21,799,957	$-	$-	$-	$-	$21,799,957
RECEIPTS
2. CASH SALES 1	$-	$-	$84,141,983	$-	$-	$-	$-	$84,141,983
3. ACCOUNTS RECEIVABLE COLLECTIONS	-	-	-	-	-	-	-	-
4. LOANS AND ADVANCES 2	-	-	93,500,000	-	-	-	-	93,500,000
5. SALE OF ASSETS	-	-	-	-	-	-	-	-
6. LEASE & RENTAL INCOME	-	-	-	-	-	-	-	-
7. WAGES	-	-	-	-	-	-	-	-
8. OTHER (SEE BELOW)	$-	$-	$10,149,424	$-	$-	$-	$-	$10,149,424
8a. SALES TAXES COLLECTED	-	-	6,108,708	-	-	-	-	6,108,708
8b. GOB SALES PROCEEDS	-	-	-	-	-	-	-	-
8c. POR EARNEST MONEY DEPOSITS	-	-	-	-	-	-	-	-
8d. EXCESS EXIT FINANCING PROCEEDS	-	-	4,040,716	-	-	-	-	4,040,716
9. TOTAL RECEIPTS	$-	$-	$187,791,407	$-	$-	$-	$-	$187,791,407
DISBURSEMENTS
10. NET PAYROLL	$-	$-	$8,874,071	$-	$-	$-	$3,561,245	$12,435,316
11. PAYROLL TAXES PAID 3	-	-	-	-	-	-	-	-
12. SALES,USE & OTHER TAXES PAID	-	-	5,811,782	-	-	-	-	5,811,782
13. INVENTORY PURCHASES	-	-	34,938	-	-	-	31,328,189	31,363,127
14. MORTAGE PAYMENTS	-	-	-	-	-	-	-	-
15. OTHER SECURED NOTE PAYMENTS 2	-	-	93,538,885	-	-	-	-	93,538,885
16. RENTAL & LEASE PAYMENTS 4	-	-	8,735,047	-	-	-	59,775	8,794,822
17. UTILITIES	-	-	1,284,194	-	-	-	3,436	1,287,630
18. INSURANCE	-	-	524,987	-	-	-	-	524,987
19. VEHICLE EXPENSES 5	-	-	6,330,255	-	-	-	1,186,616	7,516,871
20. TRAVEL	-	-	76,112	-	-	-	-	76,112
21. ENTERTAINMENT	-	-	-	-	-	-	-	-
22. REPAIRS & MAINTENANCE	-	-	1,563,359	-	-	-	577,192	2,140,551
23. SUPPLIES	-	-	551,458	-	-	-	429,530	980,988
24. ADVERTISING	-	-	1,064,900	-	-	-	-	1,064,900
25. HOUSEHOLD EXPENSES	-	-	-	-	-	-	-	-
26. CHARITABLE CONTRIBUTIONS	-	-	-	-	-	-	-	-
27. GIFTS	-	-	-	-	-	-	-	-
28. OTHER (ORDINARY COURSE PROFESSIONALS)	-	-	617,055	-	-	-	-	617,055
29. TOTAL ORDINARY DISBURSEMENTS	$-	$-	$129,007,045	$-	$-	$-	$37,145,982	$166,153,027
REORGANIZATION EXPENSES
30. PROFESSIONAL FEES	$-	$-	$5,631,178	$-	$-	$-	$-	$5,631,178
31. U.S. TRUSTEE FEES	-	-	-	-	-	-	-	-
32. OTHER (SEE BELOW)	$-	$-	$14,397,270	$-	$-	$-	$-	$14,397,270
32a. PRE-PETITION TRADE ORDER PAYMENTS	-	-	-	-	-	-	-	-
32b. UTILITIES ESCROW DEPOSITS	-	-	-	-	-	-	-	-
32c. POR EARNEST DEPOSITS RELEASED	-	-	-	-	-	-	-	-
32d. AUTHORIZED KERP PAYMENTS	-	-	-	-	-	-	-	-
32e. OTHER EMERGENCE ITEMS	-	-	1,207,619	-	-	-	-	1,207,619
32f. RESTRUCTURING PROFESSIONAL ESCROW	-	-	13,189,651	-	-	-	-	13,189,651
33. TOTAL REORGANIZATION EXPENSES	$-	$-	$20,028,448	$-	$-	$-	$-	$20,028,448
34. TOTAL DISBURSEMENTS	$-	$-	$149,035,493	$-	$-	$-	$37,145,982	$186,181,475
35. NET CASH FLOW	$-	$-	$38,755,914	$-	$-	$-	$(37,145,982)	$1,609,932
36. CASH - END OF MONTH	$-	$-	$60,555,871	$-	$-	$-	$(37,145,982)	$23,409,889

NOTES:

[1] Includes all cash and credit card in-store sales.

[2] Includes all borrowings or repayments against Pre-Petition ABL and Post-Petition DIP. In accordance with conditions required for Plan Confirmation, the Debtors repaid the outstanding balance of $100,000 on their Pre-Petition ABL on December 31, 2020.

[3] Included in Net Payroll disbursements item #10

[4] Includes cure payments related to the assumption of Real Property leases for on-going locations.

[5] Represents freight disbursements

Monthly Operating Report
CASH BASIS-1A

2020
CASE NAME:	Tuesday Morning Corporation, et al.

CASE NUMBER:	20-31476 (Jointly Administered)

CASH DISBURSEMENTS DETAIL			MONTH:	December

CASH DISBURSEMENTS
	DATE	PAYEE	PURPOSE	AMOUNT

SEE NOTE 1 BELOW

	TOTAL CASH DISBURSEMENTS [1]			$ 186,181,475

BANK ACCOUNT DISBURSEMENTS
CK#	DATE	PAYEE	PURPOSE	AMOUNT

SEE NOTE 2 BELOW

TOTAL BANK ACCOUNT DISBURSEMENTS

TOTAL DISBURSEMENTS FOR THE PERIOD				$ 186,181,475

[1] Aside from immaterial petty cash transactions conducted by the stores which are not individually recorded, the Debtors do not make cash disbursements.

[2] Debtors process hundreds of individual transactions per week. In many cases these disbursements relate to confidential pricing agreements with merchandise suppliers or other commercially sensitive information. Due to the voluminous and confidential nature of this information, Debtors have excluded details from this MOR. Individual payment line items are available for review on request by the Office of the US Trustee.

Monthly Operating Report
CASH BASIS-2

CASE NAME:	Tuesday Morning Corporation, et al.

CASE NUMBER:	20-31476 (Jointly Administered)

BANK RECONCILIATIONS

	Acct #1	Acct #2	Acct #3	TOTAL
A. BANK:	SEE FOLLOWING SCHEDULE OF ACCOUNTS
B. ACCOUNT NUMBER:
C. PURPOSE (TYPE):
1. BALANCE PER BANK STATEMENT				$29,482,775
2. ADD:TOTAL DEPOSITS NOT CREDITED				$-
3. SUBTRACT:OUTSTANDING CHECKS				$(6,072,886)
4. OTHER RECONCILING ITEMS				$-
5. MONTH END BALANCE PER BOOKS	$-	$-	$-	$23,409,889
6. NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS

	DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER	PURCHASE	INSTRUMENT	PRICE	VALUE
7.
8.
9.
10.
11. TOTAL INVESTMENTS			$-	$-

CASH

12. CURRENCY ON HAND	$-

13. TOTAL CASH - END OF MONTH	$23,409,889

Monthly Operating Report

CASH BASIS-2A

SCHEDULE OF DEBTOR BANK ACCOUNTS

CASE NAME:	Tuesday Morning Corporation, et al.

CASE NUMBER:	20-31476 (Jointly Administered)

Bank	GL	Nature of Account	Account Number	Balance as of December 31, 2020

Wells Fargo	1013	TMI - AP - NACHA ACH	xxx3007	$-
Wells Fargo	1013	TMP - AP - NACHA ACH	xxx3015	-
Wells Fargo	1015	TMI - Property Tax	xxx4381	-
Wells Fargo	1018	TMI - Sale Tax II	xxx3495	70,497
Wells Fargo	1020	TMI Main Disbursement	xxx7526	3,067,600
Wells Fargo	1025	Friday Morning, Inc.	xxx1036	-
Wells Fargo	1025	TMI - Main Cash Concentration	xxx5063	1,422,510
Wells Fargo	1025	TMP - Main	xxx0097	6,289,537
Bank of America	1025	TMP - DP Payments	xxx5718	-
Wells Fargo	1032	TMI - Visa/MC	xxx8307	-
Wells Fargo	1033	TMI - Discover	xxx8299	-
Wells Fargo	1034	TMI - American Express	xxx7708	-
Community First National	1045	Store #863 Depository Account	xxx9812	19
People Bank	1045	Store #984 Depository Account	xxx1340	38
Hancock Bank	1045	Store #598 Depository Account	xxx0914	75
BBVA/Compass Bank	1045	Stores Depository Account	xxx9325	17,090
Fifth Third Bank	1045	Stores Depository Account	xxx5683	4,091
Regions Bank	1045	Stores Depository Account	xxx0300	45,470
Chase Bank	1045	Stores Depository Account	xxx3000	31,385
PNC Bank	1045	Stores Depository Account	xxx0704	3,266
Wells Fargo	1045	Stores Depository Account	xxx4140	-
Wells Fargo	1045	Stores Depository Account	xxx4488	-
Bank of America	1045	Stores Depository Account	xxx1681	13,549
BB&T Bank	1045	Stores Depository Account	xxx5675	9,625
BancFirst Bank	1045	Store #481 Depository Account	xxx6246	1,376
International Bank of Commerce	1045	Stores #953,#1017, #1077 & #1191 Depository Account	xxx4877	1,637
Citizens Bank	1045	Stores Depository Account	xxx5872	200
US Bank	1045	Stores Depository Account	xxx1357	2,745
Key Bank	1045	Stores Depository Account	xxx4743	2,160
Wells Fargo	1056	TMI - ADP - PR Tax & Garnishment	xxx5892	525,480
Wells Fargo	1056	TMP - ADP - PR Tax & Garnishment	xxx5792	26,041
Wells Fargo	1062	TMI - Postage	xxx2195	28,778
Wells Fargo	1070	TMI - Workers Comp	xxx3193	31,203
Wells Fargo	1082	TMI - UHC Medical	xxx0415	292,033
Wells Fargo	1091	TMI - CIGNA Dental/STD	xxx6906	151,709
Wells Fargo	1094	TMI - Tax Saver - FSA	xxx1184	-
JPMorgan Chase Bank	1099	Cash Holding Account	xxx7366	17,444,661
Wells Fargo	1100	Wells Fargo Brokerage Services	xxx6142	-
				$29,482,775

Note 1:  Excludes individual store depository accounts, which are swept into Intermediate Store Depository Accounts included above.  For more information, see the Debtors' Cash Management Motion [Dkt 10]

Note 2: Book to bank reconciliation of each of the Debtors' bank accounts are performed in the ordinary course of business on a monthly basis.  Additional support for each of these accounts is available for review on request by the Office of the US Trustee.

Monthly Operating Report

CASH BASIS-3

CASE NAME:	Tuesday Morning Corporation, et al.

CASE NUMBER:	20-31476 (Jointly Administered)

ASSETS OF THE ESTATE

SCHEDULE "A" REAL PROPERTY	SCHEDULE AMOUNT	31-Oct-20	30-Nov-20	31-Dec-20
1. HQ AND DISTRIBUTION CENTER (AT NBV)	$22,293,977	$19,192,896	$19,077,506	$100
2.
3.
4. OTHER (ATTACH LIST)
5. TOTAL REAL PROPERTY ASSETS	$22,293,977	$19,192,896	$19,077,506	$100
SCHEDULE "B"
PERSONAL PROPERTY
1. CASH ON HAND	$580,900	$415,900	$415,900	$416,200
2. CHECKING, SAVINGS, ETC.	$16,047,077	$24,546,517	$21,799,957	$23,409,889
3. SECURITY DEPOSITS	$806,583	$892,291	$892,223	$892,385
4. HOUSEHOLD GOODS
5. BOOKS, PICTURES, ART
6. WEARING APPAREL
7. FURS AND JEWELRY
8. FIREARMS & SPORTS EQUIPMENT
9. INSURANCE POLICIES
10. ANNUITIES
11. EDUCATION
12. RETIREMENT & PROFIT SHARING
13. STOCKS
14. PARTNERSHIPS & JOINT VENTURES
15. GOVERNMENT & CORPORATE BONDS
16. ACCOUNTS RECEIVABLE	$889,577	$953,266	$894,820	$1,769,678
17. ALIMONY
18. OTHER LIQUIDATED DEBTS
19. EQUITABLE INTERESTS
20. CONTINGENT INTERESTS
21. OTHER CLAIMS	$5,374,800	$11,295,884	$11,562,240	$19,372,607
22. PATENTS & COPYRIGHTS [1]	$-	$-	$-	$-
23. LICENSES & FRANCHISES [1]	$-	$-	$-	$-
24. CUSTOMER LISTS [1]	$-	$-	$-	$-
25. AUTOS, TRUCKS & OTHER VEHICLES	$23,943	$783	$391	$-
26. BOATS & MOTORS
27. AIRCRAFT
28. OFFICE EQUIPMENT	$15,234,482	$7,890,130	$7,524,244	$7,819,138
29. MACHINERY, FIXTURES & EQUIPMENT	$65,973,947	$35,905,749	$35,403,570	$34,018,929
30. INVENTORY	$217,542,264	$127,001,428	$131,138,153	$114,423,688
31. ANIMALS
32. CROPS
33. FARMING EQUIPMENT
34. FARM SUPPLIES
35. OTHER (ATTACH LIST)
36. TOTAL PERSONAL PROPERTY ASSETS	$322,473,572	$208,901,948	$209,631,498	$202,122,514
37. TOTAL ASSETS	$344,767,549	$228,094,844	$228,709,004	$202,122,614

1 Value of intellectual property and intangibles is excluded as Undetermined,

2 Non Cash Right of Use Assets related to Leased Properties are not included above.

Monthly Operating Report

CASH BASIS-4

CASE NAME:	Tuesday Morning Corporation, et al.

CASE NUMBER:	20-31476 (Jointly Administered)

MONTH:	December

LIABILITIES OF THE ESTATE

PREPETITION LIABILITIES	SCHEDULE AMOUNT	PAYMENTS
1. SECURED [1]	$39,210,220	$39,210,220
2. PRIORITY [2]	$-
3. UNSECURED [3,4]	$107,241,762	$9,818,610
4. OTHER (ATTACH LIST)
5. TOTAL PREPETITION LIABILITIES	$146,451,982	$49,028,830

POSTPETITION	DATE	AMOUNT	DUE	AMOUNT
LIABILITIES	INCURRED	OWED	DATE	PAST DUE
1. FEDERAL INCOME TAXES
2. FICA/MEDICARE
3. STATE TAXES
4. REAL ESTATE TAXES
5. OTHER TAXES (ATTACH LIST)
6. TOTAL TAXES	Various	$-	Various	$-
OTHER POSTPETITION LIABILITIES INCLUDING TRADE CREDITORS (LIST NAMES OF CREDITORS)
7.
8. Total Post-Petition Accounts Payable	Various	$12,604,717	Various	$-
9.
10.
11.
12.
13.
14.
15.
16.
17.
18.
19. (IF ADDITIONAL ATTACH LIST)
20. TOTAL OF LINES 7 - 19		$12,604,717		$-
21. TOTAL POSTPETITION LIABILITIES		$12,604,717		$-

1 In accordance with conditions required for Plan Confirmation, the Debtors repaid the outstanding balance of $100,000 on their Pre-Petition ABL on December 31, 2020.

2 The Debtors did not list any Priority liabilities in their Schedules of Assets and Liabilities.  Debtors received authority to make payments on account of Pre-Petition Wages and related employee benefits and certain Pre-Petition Taxes Because the authority granted is sufficient to satisfy all known such liabilities, the Debtors do not believe that they have exposure to Priority Claim Liabilities.

3 Payments against unsecured liabilities represent payments made under authority granted in the Debtors' Trade Order to certain foreign vendors, shippers and warehousemen and miscellaneous lien claimants.

4 Includes cure payments related to Real Property and Other Contracts assumed under Debtors' Plan of Reorganization made on 12/31/2020.

Monthly Operating Report
CASH BASIS-4A
CASE NAME:	Tuesday Morning Corporation, et al.

CASE NUMBER:	20-31476 (Jointly Administered)

MONTH:	December

ACCOUNTS RECEIVABLE AGING
	SCHEDULE AMOUNT	MONTH	MONTH	MONTH
1. 0 - 30
2. 31 - 60	See Note 1 Below
3. 61 - 90
4. 91 +
5. TOTAL ACCOUNTS RECEIVABLE	$-	$-	$-	$-
6. AMOUNT CONSIDERED UNCOLLECTIBLE
7. ACCOUNTS RECEIVABLE (NET)	$-	$-	$-	$-

AGING OF POSTPETITION TAXES
AND PAYABLES
	0 - 30	31-60	90+
	DAYS	DAYS	DAYS	Total
TAXES PAYABLE
1. FEDERAL				$-
2. STATE				$-
3. LOCAL				$-
4. OTHER (ATTACH LIST)				$-
5. TOTAL TAXES PAYABLE	$-	$-	$-	$-

6. ACCOUNTS PAYABLE	$12,604,717	$-	$-	$12,604,717

STATUS OF POSTPETITION TAXES
	BEGINNING	AMOUNT		ENDING
	TAX	WITHHELD	AMOUNT	TAX
FEDERAL	LIABILITY	OR ACCRUED	PAID	LIABILITY
1. WITHHOLDING				$-
2. FICA-EMPLOYEE				$-
3. FICA-EMPLOYER				$-
4. UNEMPLOYMENT				$-
5. INCOME				$-
6. OTHER (ATTACH LIST)				$-
7. TOTAL FEDERAL TAXES	$-	$-	$-	$-
STATE AND LOCAL				$-
8. WITHHOLDING				$-
9. SALES				$-
10. EXCISE				$-
11. UNEMPLOYMENT				$-
12. REAL PROPERTY				$-
13. PERSONAL PROPERTY				$-
14. OTHER (ATTACH LIST)				$-
15. TOTAL STATE & LOCAL	$-	$-	$-	$-
16. TOTAL TAXES	$-	$-	$-	$-

NOTE:  The Debtors were granted authority under their Tax Order [Dkt 97] to pay certain pre-petition taxes in the ordinary course of business.  To the best of Debtors' information and belief, Debtors are current and remain current in their payment of all taxes included in the tables above.

1  Debtors' sales are conducted in real-time in-store.  The Debtors do not offer credit to customers and therefore do not have material Accounts Receivable at any time.  Book A/R, if any, relates primarily to reimbursements due from landlords for tenant improvement allowances authorized under certain real property leases

Monthly Operating Report
CASE NAME:	Tuesday Morning Corporation, et al.	CASH BASIS-5

CASE NUMBER:	20-31476 (Jointly Administered)

				MONTH:	December

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
NAME	TYPE OF PAYMENT	AMOUNT PAID	TTL PD TO DATE
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
SEE CERTIFICATION 1 BELOW
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
TOTAL PAYMENTS TO INSIDERS		[***]	[***]

PROFESSIONALS
	DATE OF COURT ORDER	AMOUNT	AMOUNT	TTL PAID	TOTAL INCURRED
NAME	AUTHORIZING PAYMENT	APPROVED	PAID	TO DATE	& UNPAID
1. Haynes & Boone			$466,707	$3,060,876	$2,166,241
2. Squire Patton Boggs			42,793	91,836	52,000
3. AlixPartners			1,337,958	5,338,457	1,436,064
4. Stifel / Miller Buckfire			120,000	1,244,048	6,047,810
5. Vinson & Elkins			1,339,754	2,542,912	-
6. Berkley Research Group			331,590	964,190	-
7. Montgomery McCracken Walker & Rhoads			229,998	1,558,721	410,487
8. BDO			381,987	1,352,312	266,095
9. Munsch Hardt			59,081	316,134	113,398
10. Great American Group	Dkt 197 - 6/9/2020		-	1,995,889	-
11. A&G Realty Partners	Dkt 139 - 6/2/2020		-	1,728,308	-
12. Epiq Systems	Dkt 100 - 5/29/2020		469,725	1,324,006	130,000
13. Merrill Communications			7,707	38,788	-
14. Willkie Farr & Gallagher			40,000	332,888	-
15. Pachulski Stang Ziehl & Jones			444,347	444,347	859,438
16 PJ Solomon			359,532	359,532	837,157
17 Piper Sandler			-	-	1,623,676
TOTAL PAYMENTS TO PROFESSIONALS		$-	$5,631,178	$22,693,241	$13,942,365	[1]

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

	SCHEDULED	AMOUNTS	TOTAL
	MONTHLY	PAID	UNPAID
NAME OF CREDITOR	PAYMENTS	DURING	POST-
	DUE	MONTH	PETITION
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
SEE CERTIFICATION 2 BELOW
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
6. TOTAL	[***]	[***]	[***]

CERTIFICATION 1 - PAYMENTS TO INSIDERS

I, STACIE SHIRLEY, hereby certify that only customary wages have been paid to insiders during this reporting period.

There have been no bonuses, loans or other amounts paid aside from ordinary course compensation

CERTIFICATION 2 - POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE & ADEQUATE PROTECTION PAYMENTS

I, STACIE SHIRLEY, hereby certify that to the best of my knowledge Debtors are current on any and all Post-Petition amounts due on account of Secured Notes, Leases Payable and Adequate Protection Payments

1  Per conditions of emergence, Debtors funded an escrow account for the remaining, unpaid balances of professional fees on 12/30/2020.

Monthly Operating Report
CASE NAME:	Tuesday Morning Corporation, et al.	CASH BASIS-6
2020
CASE NUMBER:	20-31476 (Jointly Administered)

MONTH:	December

QUESTIONNAIRE
		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	X See Note 1
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	Y See Note 2
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?	Y See Note 3
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?	Y See Note 4
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES"; PROVIDE A DETAILED EXPLANATION OF EACH ITEM.  ATTACH ADDITIONAL SHEETS IF NECESSARY.

Note 1: In connection with the Confirmed Plan of Reorganization, the Debtors closed a sale-leaseback transaction for their Dallas headquarters and distribution facility on 12/31/2020.  See dkt 1633 for details of this transaction.

Note 2: Debtors have made certain payments on Pre-Petition items only where authorized under and in compliance with various orders of the Court including Insurance [dkt 108], Taxes [dkt 97], Wages [dkt 69], Cash Management [dkt 68], Trade [dkt 330].  These disbursements are included on relevant pages within this Monthly Operating Report.  Further, the Debtors paid the $100,000 outstanding amount on their pre-petition ABL on December 31, 2020.

Note 3: Debtors have received Post-Petition Financing in accordance with their Motion to Obtain Post-Petition Financing [dkt 19 and dkt 90] and the Interim and Final Orders, thereto [dkt 67 and dkt 331, respectively]

These disbursements are included on relevant pages within this Monthly Operating Report.  These facilities terminated upon the Debtors' emergence from Chapter 11 on 12/31/2020 and Debtors' entered into Exit Financing as more fully described in the Confirmed Plan of Reorganization [dkt 1633].

Note 4: Debtors have made certain payments on Pre-Petition Taxes only where authorized under and in compliance with related orders of the Court with respect to Tax obligations [dkt 97] These disbursements are included on relevant pages within this Monthly Operating Report.

INSURANCE
		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW	See Note 5

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO" OR IF ANY POLICIES HAVE BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW.  ATTACH ADDITIONAL SHEETS IF NECESSARY.

Note 5:  Please refer to Debtors' Insurance Motion [dkt 11] for details of all of Debtors' Insurance Policies.

INSTALLMENT PAYMENTS
TYPE OF		PERIOD	PAYMENT AMOUNT
POLICY	CARRIER	COVERED	& FREQUENCY

SEE NOTE 5 ABOVE